EXHIBIT 21.1

                            LNR PROPERTY CORPORATION

                              List of Subsidiaries



               Corporation                                State Of Incorporation
   1     101 Marietta Street Associates                         Georgia-P
   2     128th Street Associates, LLC                           Florida-L
   3     16th Street Partners, LLC                              Florida-L
   4     Academy Heights Housing Partners, LLC                 Colorado-L
   5     Alexandria LP, Inc.                                   Virginia-C
   6     Alexandria LP-II, Inc.                                Virginia-C
   7     American Pacific Properties, Inc.                      Oregon-C
   8     Anaheim Housing Partners, LLC                        California-L
   9     Antelope Housing, Inc.                                 Oregon-C
   10    Arbor Lake Club, Ltd.                                  Florida-P
   11    Arsenal Capital Holdings, Inc.                        Delaware-C
   12    Atlantic Holdings, Inc.                               Louisiana-C
   13    Aurora LP, Inc.                                       Colorado-C
   14    Bert L. Smokler & Company                             Delaware-C
   15    Central Senior Apartments Limited Partnership      South Carolina-P
   16    Chestnut Village Partners, L.P.                      California-P
   17    Chillum Heights Elderly Housing Limited
           Partnership                                         Maryland-P
   18    Chrysanthemum Capital Holdings Inc.                   Delaware-C
   19    Comerciantes Partners Limited Partnership            New Mexico-P
   20    Commencement Place Limited Partnership               Washington-P
   21    DCA Homes, Inc.                                        Florida-C
   22    DCA Management Corporation                             Florida-C
   23    Delaware Securities Holdings, Inc.                    Delaware-C
   24    Devco Shopping Centers, Inc.                           Florida-C
   25    Devonshire Capital Holdings, Inc.                     Delaware-C
   26    Doral Park Joint Venture                               Florida-C
   27    East Lake Village, LLC                                 Oregon-L
   28    Edgefield-Senior Apartments Limited Partnership    South Carolina-P
   29    Escondido Housing Partners, LLC                      California-L
   30    Fairfield Arrowhead Limited Partnership               Delaware-P
   31    Five Corners Housing Partners, LLC                   Washington-L
   32    Glendale Housing Limited Partnership                  Wisconsin-P
   33    Glisan Housing Partners, LLC                           Oregon-L
   34    Grandview LP, Inc.                                     Florida-C
   35    H. Miller & Sons of Florida, Inc.                      Florida-C
   36    H. Miller & Sons, Inc.                                 Florida-C
   37    Hastings Park Apartments Limited Partnership         California-P
   38    Highlands Legacy Limited Partnership                  Delaware-P
   39    HMS Realty, Inc.                                       Florida-C
   40    Hoover Housing Partners, LLC                         California-L
   41    Horizon Pines, LLC                                     Nevada-L
   42    Houston LP, Inc.                                       Florida-C
   43    Houston LP-II, Inc.                                    Florida-C
   44    Houston LP-III, Inc.                                   Florida-C
   45    Legacy LP, Inc.                                       Colorado-C
   46    Legend Oaks Limited Partnership                       Delaware-P
   47    Leisure Colony Management Corp                         Florida-C
   48    Leisure Communities Management Inc.                    Florida-C
   49    Lennar Atlantic Holdings, Inc.                         Florida-C
   50    Lennar California Partners, Inc.                     California-C
   51    Lennar Capital Corporation                             Florida-C
   52    Lennar Capital Services, Inc.                          Florida-C
   53    Lennar Central Holdings, Inc.                          Florida-C
   54    Lennar CGA Holdings, Inc.                              Nevada-C
   55    Lennar Commercial Properties, Inc.                     Florida-C
   56    Lennar Communications, Inc.                            Florida-C
   57    Lennar Corporate Center, Inc.                          Florida-C
   58    Lennar Funding Corporation                             Florida-C
   59    Lennar Georgia Partners, Inc.                          Georgia-C
   60    Lennar Huntington Beach, Inc.                        California-C
   61    Lennar Kearny Holdings, Inc.                         California-C
   62    Lennar L.W. Assets, Inc.                               Florida-C
   63    Lennar Legend Oaks Holdings, Inc.                     Colorado-C
   64    Lennar LW Nevada Assets, Inc.                          Nevada-C
   65    Lennar Marietta Holdings, Inc.                         Georgia-C
   66    Lennar Mayfair Holdings, Inc.                          Florida-C
   67    Lennar MBS, Inc.                                        Nevada-C
   68    Lennar Mortgage Holdings Corporation                   Florida-C
   69    Lennar Mortgage Holdings I, Inc.                       Florida-C
   70    Lennar Nevada Partners, Inc.                           Nevada-C
   71    Lennar Northeast Holdings, Inc                         Florida-C
   72    Lennar Park Center III Holdings, Inc.                 Virginia-C
   73    Lennar Park J.V., Inc.                                 Florida-C
   74    Lennar Partners of Los Angeles, Inc.                 California-C
   75    Lennar Partners, Inc.                                  Florida-C
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   76    Lennar Real Estate Holdings, Inc.                      Florida-C
   77    Lennar Rolling Ridge, Inc.                           California-C
   78    Lennar Securities Holdings, Inc.                       Florida-C
   79    Lennar U.S. Holdings, Inc.                             Florida-C
   80    Lennar Western Holdings, Inc.                          Nevada-C
   81    Lennar Wilshire Holdings, Inc.                         Nevada-C
   82    Lennar-Corry, Inc.                                     Florida-C
   83    LFS Asset Corp.                                        Nevada-C
   84    Lily Lane Housing Partners, LLC                       Wisconsin-L
   85    LNR 16th Street, Inc.                                  Florida-C
   86    LNR 2000 Fund I MM, Inc.                               Florida-C
   87    LNR 2000 Fund II MM, Inc.                              Florida-C
   88    LNR 2000 Fund II, LLC                                 Delaware-L
   89    LNR 2000 Fund III MM, Inc.                             Florida-C
   90    LNR 909 4th Y Investor, LLC                           Delaware-L
   91    LNR 909 4th Y Limited, Inc.                          Washington-C
   92    LNR 99 Fund I IM, LLC                                 Delaware-L
   93    LNR 99 Fund I MM, Inc.                                 Florida-C
   94    LNR Academy Heights Investor, LLC                     Delaware-L
   95    LNR Academy Heights Limited, Inc.                     Colorado-C
   96    LNR Affordable Housing Investments                     Nevada-P
   97    LNR Affordable Housing, Inc.                           Florida-C
   98    LNR Alexandria Holdings, Inc.                         Virginia-C
   99    LNR Altoona Limited, Inc.                              Oregon-C
  100    LNR Anaheim Housing Investor, LLC                     Delaware-L
  101    LNR Anaheim Housing Limited, Inc.                    California-C
  102    LNR Anderson Farms Limited, Inc.                       Oregon-C
  103    LNR Apache Junction Investor, LLC                     Delaware-L
  104    LNR Apache Junction Limited, Inc.                      Arizona-C
  105    LNR Apache Pines Investor, LLC                        Delaware-L
  106    LNR Apache Pines Limited, Inc.                         Nevada-C
  107    LNR Apple Tree Investor, LLC                          Delaware-L
  108    LNR Apple Tree Village Limited, Inc.                 California-C
  109    LNR Arbor Millennium Holdings, LLC                     Delaware-L
  110    LNR Arbor Millhouse, LLC                              Louisiana-L
  111    LNR Arrowhead Ranch Holdings, Inc.                     Arizona-C
  112    LNR Ashworth Woods Limited, Inc.                       Oregon-C
  113    LNR Auburn Limited, Inc.                               Oregon-C
  114    LNR Austin Holdings, Inc.                              Florida-C
  115    LNR Avondale Holdings, Inc.                            Arizona-C
  116    LNR Belleville Investor, LLC                          Delaware-L
  117    LNR Belleville Limited, Inc.                          Illinois-C
  118    LNR Bentonville Limited, Inc.                         Arkansas-C
  119    LNR Boalsburg II Investor, LLC                        Delaware-L
  120    LNR Boalsburg II Limited, Inc.                      Pennsylvania-C
  121    LNR Boardwalk Limited, Inc.                          Washington-C
  122    LNR Bressi Ranch, Inc.                               California-C
  123    LNR Brickell Bayview Corporation                       Florida-C
  124    LNR Brookwood Park Investor, LLC                      Delaware-L
  125    LNR Brookwood Park Limited, Inc.                      Michigan-C
  126    LNR Burlington Square Limited, Inc.                    Oregon-C
  127    LNR California Investments, Inc.                       Florida-C
  128    LNR Canyon Rim Investor, LLC                          Delaware-L
  139    LNR Canyon Rim Limited, Inc.                          Delaware-C
  130    LNR Capital Mortgage Holdings, Inc.                    Florida-C
  131    LNR Caprock GP, LLC                                    Georgia-L
  132    LNR Caprock Holdings, Inc.                             Georgia-C
  133    LNR Cedar River Limited, Inc.                          Oregon-C
  134    LNR Centennial East Investor, LLC                     Delaware-L
  135    LNR Centennial East Limited, Inc.                     Colorado-C
  136    LNR Central Senior Investor, LLC                      Delaware-L
  137    LNR Central Senior Limited, Inc.                      Delaware-C
  138    LNR Certificates Corp.                                 Delaware-C
  139    LNR Cherry Tree Investor, LLC                         Delaware-L
  140    LNR Cherry Tree Limited, Inc.                        California-C
  141    LNR Chestnut Village Investor, LLC                    Delaware-L
  142    LNR Chestnut Village Limited, Inc.                   California-C
  143    LNR Clare House Investor, LLC                         Delaware-L
  144    LNR Clare House Limited, Inc.                        Washington-C

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  145    LNR Clark Holdings, Inc.                             New Jersey-C
  146    LNR Clark, LLC                                        Delaware-L
  147    LNR Clayton Meadows Investor, LLC                     Delaware-L
  148    LNR Clayton Meadows Limited, Inc.                      Oregon-C
  149    LNR CMBS Holdings Corp.                               Delaware-C
  150    LNR Colorado Highland Holdings, Inc.                  Colorado-C
  151    LNR Comerciantes Investor, LLC                        Delaware-L
  152    LNR Commencement Limited, Inc.                         Oregon-C
  153    LNR Concord Park Holdings, Inc                          Texas-C
  154    LNR Conservatory Place Court Limited, Inc.           Washington-C
  155    LNR Country Village Limited, Inc.                      Oregon-C
  156    LNR Covey Run Investor, LLC                           Delaware-L
  157    LNR Covey Run Limited, Inc.                            Oregon-C
  158    LNR Crossroads Marketplace, LLC                      California-L
  159    LNR Deer Creek Limited, Inc.                           Oregon-C
  160    LNR DSHI Interhold, Inc.                              Delaware-C
  161    LNR Durant Investor, LLC                              Delaware-L
  162    LNR Durant Limited, Inc.                              Michigan-C
  163    LNR East Wenatchee Limited, Inc.                       Oregon-C
  164    LNR Eastern Lending, LLC                               Georgia-L
  165    LNR Eastlake Village Investor, LLC                    Delaware-L
  166    LNR Eastlake Village Limited, Inc.                     Oregon-C
  167    LNR Edgefield Senior Investor, LLC                    Delaware-L
  168    LNR Edgefield Senior Limited, Inc.                    Delaware-C
  169    LNR Englewood Limited, Inc.                            Oregon-C
  170    LNR Escondido Investor, LLC                           Delaware-L
  171    LNR Escondido Limited, Inc.                          California-C
  172    LNR Essex Investor, LLC                               Delaware-L
  173    LNR Essex Limited, Inc.                               Wisconsin-C
  174    LNR Executive Tower, Inc.                             Colorado-C
  175    LNR Federal Way Limited, Inc.                          Oregon-C
  176    LNR Fenix Limited, Inc.                                Oregon-C
  177    LNR Five Corners Investor, LLC                        Delaware-L
  178    LNR Florida Affordable Housing, Inc.                   Florida-C
  179    LNR Florida Funding, Inc.                              Florida-C
  180    LNR Glendale Housing Investor, LLC                    Delaware-L
  181    LNR Glendale Housing Limited, Inc.                    Wisconsin-C
  182    LNR Glisan Investor, LLC                              Delaware-L
  183    LNR Gowe Court Limited, Inc.                         Washington-C
  184    LNR Grandview GP, LLC                                   Texas-L
  185    LNR Grandview Holdings, Inc.                            Texas-C
  186    LNR Hamilton Holdings, Inc.                          California-C
  187    LNR Harbor Bay, LLC                                   Delaware-L
  188    LNR Harbor Fund GP IV, Inc.                            Oregon-C
  189    LNR Harbor Fund GP IX, Inc.                            Florida-C
  190    LNR Harbor Fund GP V, Inc.                             Oregon-C
  191    LNR Harbor Fund GP VIII, Inc.                          Florida-C
  192    LNR Harbor Fund Limited Partnership No. III            Oregon-P
  193    LNR Harbor Fund Limited Partnership No. IV             Oregon-P
  194    LNR Harbor Fund Limited Partnership No. V              Oregon-P
  195    LNR Hastings Limited, Inc.                             Oregon-C
  196    LNR Hawthorne, Inc.                                  California-C
  197    LNR Henderson Cottages Investor, LLC                  Delaware-L
  198    LNR Henderson Cottages Limited Inc.                   Kentucky-C
  199    LNR Heron Millennium Holdings, LLC                     Delaware-L
  200    LNR Hoover Housing Investor, LLC                      Delaware-L
  201    LNR Hoover Housing Limited, Inc.                     California-C
  202    LNR Horizon Pines Investor, LLC                       Delaware-L
  203    LNR Horizon Pines Limited, Inc                         Nevada-C
  204    LNR Houston Partner, Inc.                               Texas-C
  205    LNR Jefferson Holdings, Inc.                           Florida-C
  206    LNR Jefferson, LLC                                     Florida-L
  207    LNR Kearny Mesa, Inc.                                California-C
  208    LNR Lafayette Holdings, Inc.                          Louisiana-C
  209    LNR Lafayette Limited Partnership                     Delaware-P
  210    LNR Lafayette LP, Inc.                                Louisiana-C
  211    LNR Lake Placid Holdings, Inc.                        New York-C
  212    LNR Lake Wood Ranch II Investor, LLC                  Delaware-L
  213    LNR Lakewood Meadows Investor, LLC                    Delaware-L
  214    LNR Lakewood Meadows Limited, Inc.                   Washington-C
  215    LNR Land Partners Sub II, Inc.                         Nevada-C

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  216    LNR Land Partners Sub, Inc.                           Delaware-C
  217    LNR Lily Lane Investor, LLC                           Delaware-L
  218    LNR Lily Lane Limited, Inc.                           Wisconsin-C
  219    LNR LLC Investor, Inc.                                Delaware-C
  220    LNR LLC Manager, Inc.                                 Delaware-C
  221    LNR LP Holdings, Inc.                                  Florida-C
  222    LNR Madison Square, Inc.                              Delaware-C
  223    LNR Mare Island, Inc.                                California-C
  224    LNR Max Investor, LLC                                 Delaware-L
  225    LNR Meeker Court Limited, Inc.                       Washington-C
  226    LNR Memphis Holdings, Inc.                            Tennessee-C
  227    LNR Memphis LP, Inc.                                  Tennessee-C
  228    LNR Millennium Manager, Inc.                           Florida-C
  229    LNR Natomas Investor, LLC                             Delaware-L
  230    LNR Natomas Limited, Inc.                            California-C
  231    LNR Newport Plaza, Inc.                              California-C
  232    LNR Oak Point, Inc.                                 Massachusetts-C
  233    LNR Orange Tree Investor, LLC                         Delaware-L
  234    LNR Orange Tree Village Limited, Inc.                California-C
  235    LNR Orlando Limited, Inc.                              Oregon-C
  236    LNR Pacheco Street Investor, LLC                     Connecticut-L
  237    LNR Parallel Holdings, Inc.                           New York-C
  238    LNR Paredes Developers, LLC                           Delaware-L
  239    LNR Paredes Investor, LLC                             Delaware-L
  240    LNR Park Court Limited, Inc.                         Washington-C
  241    LNR Park Crest Limited, Inc.                           Oregon-C
  242    LNR Parkview Investor, LLC                            Delaware-L
  243    LNR Parkview Millennium Holdings, LLC                  Delaware-L
  244    LNR Partners Japan, Inc.                              Delaware-C
  245    LNR Philadelphia Place I, Inc.                       California-C
  246    LNR Philadelphia Place II, Inc                       California-C
  247    LNR Philadelphia Place III, LLC                       Delaware-L
  248    LNR Philadelphia Place IV, LLC                        Delaware-L
  249    LNR Phoenix LP, Inc.                                   Arizona-C
  250    LNR Phoenix LP-II, Inc.                                Arizona-C
  251    LNR Phoenix LP-III, Inc.                               Arizona-C
  252    LNR Pike Peak Investor, LLC                           Delaware-L
  253    LNR Pike Peak Limited, Inc.                           Colorado-C
  254    LNR Port Washington Investor, LLC                     Delaware-L
  255    LNR Port Washington Limited, Inc                      Wisconsin-C
  256    LNR Property Corporation                              Delaware-C
  257    LNR Quayside Place Holdings, Inc.                      Florida-C
  258    LNR Quincy Crossings, LLC                             Delaware-L
  259    LNR Racine Street Investor, LLC                       Delaware-L
  260    LNR Racine Street Limited, Inc                       Washington-C
  261    LNR Redhill Manager, Inc.                            California-C
  262    LNR Redhill, LLC                                      Delaware-L
  263    LNR Related Venture, Inc.                              Nevada-C
  264    LNR Remic Holding, LLC                                Delaware-L
  265    LNR Renaissance Manager, Inc.                          Georgia-C
  266    LNR Renaissance Square, LLC                            Georgia-L
  267    LNR Richland Limited, Inc.                             Oregon-C
  268    LNR River Oaks Investor, LLC                          Delaware-L
  269    LNR Riverwood Village Investor, LLC                   Delaware-L
  270    LNR Riverwood Village Limited, Inc.                   Delaware-C
  271    LNR Rocky Mountain Partners, Inc.                       Utah-C
  272    LNR Royal Palms Investor, LLC                         Delaware-L
  273    LNR Royal Palms Limited, Inc.                          Arizona-C
  274    LNR San Diego Spectrum I, Inc.                       California-C
  275    LNR San Diego Spectrum II, LLC                       California-L
  276    LNR Sands Holdings, Inc.                               Nevada-C
  277    LNR Santa Clara I, LLC                                Delaware-L
  278    LNR Santa Fe Investor II, LLC                         Delaware-L
  279    LNR Santa Fe Limited II, Inc.                        New Mexico-C
  280    LNR Santa Fe Limited, Inc.                             Oregon-C
  281    LNR Santa Rosa Garden Investor, LLC                   Delaware-L
  282    LNR Santa Rosa Garden Limited, Inc.                  California-C
  283    LNR Santa Teresa Investor, LLC                        Delaware-L
  284    LNR Seaview, Inc.                                    California-C
  285    LNR Shelf I, Inc.                                      Florida-C

  286    LNR Snow Cap Investor, LLC                            Delaware-L
  287    LNR Snow Cap Limited, Inc.                            Colorado-C
  288    LNR Solari Investor, LLC                              Delaware-L
  289    LNR Solari Limited, Inc.                             California-C
  290    LNR Somerset Investor, LLC                            Delaware-L
  291    LNR Somerset Limited, Inc.                           California-C
  292    LNR South Forty Limited, Inc.                         Delaware-C
  293    LNR South Jordan II, LLC                              Delaware-L
  294    LNR Spring Wood Investor, LLC                         Delaware-L
  295    LNR Spring Wood Limited, Inc.                          Oregon-C
  296    LNR Stewart Pines Investor, LLC                       Delaware-L
  297    LNR Stewart Pines Limited, Inc                         Nevada-C
  298    LNR Summer Palms Investor, LLC                        Delaware-L
  299    LNR Sunbelt Mortgages, Inc.                            Delaware-C
  300    LNR Sunflower Limited, Inc.                            Oregon-C
  301    LNR Surrey Row Limited, Inc.                           Oregon-C
  302    LNR Titus Limited, Inc.                                Oregon-C
  303    LNR Town Center Investor, LLC                         Delaware-L
  304    LNR Trails at the Park Limited, Inc.                    Texas-C
  305    LNR Tri-Court Limited, Inc.                            Oregon-C
  306    LNR Tropical Pines Investor, LLC                      Delaware-L
  307    LNR Tropical Pines Limited, Inc.                       Nevada-C
  308    LNR Van Buren Holdings, Inc.                           Arizona-C
  309    LNR Verandah Holdings, Inc.                             Texas-C
  310    LNR Verandah LP, Inc.                                   Texas-C
  311    LNR Village Green Investor, LLC                       Delaware-L
  312    LNR Vista Ridge, LLC                                  Delaware-L
  313    LNR Warner Center, LLC                               California-L
  314    LNR West Lincoln Investor, LLC                        Delaware-L
  315    LNR West Lincoln Limited, Inc.                       California-C
  316    LNR West Oaks Holdings, Inc.                            Texas-C
  317    LNR West Valley Investor, LLC                         Delaware-L
  318    LNR West Valley Limited, Inc.                           Utah-C
  319    LNR Westchase Holdings, Inc.                            Texas-C
  320    LNR Western Properties, Inc.                         California-C
  321    LNR Wiedemann Park Investor, LLC                      Delaware-L
  322    LNR Wiedemann Park Limited, Inc.                       Oregon-C
  323    LNR Willamette Court Limited, Inc.                   Washington-C
  324    LNR Willow Tree Investor, LLC                         Delaware-L
  325    LNR Willow Tree Limited, Inc.                        California-C
  326    LNR Willows Housing Investor, LLC                     Delaware-L
  327    LNR Willows Housing Limited, Inc.                    California-C
  328    LNR Windhaven Limited, Inc.                            Oregon-C
  329    LNR Woodspring Limited, Inc.                           Oregon-C
  330    Max Housing Partners, LLC                             Delaware-L
  331    Miller's Plantation Development Company                Florida-C
  332    Natomas Housing Partners, LLC                        California-L
  333    Nevada Securities Holdings, Inc.                       Nevada-C
  334    Okachamachi Cy, LLC                                   Delaware-L
  335    Okachimachi Capital Holdings, Inc.                    Delaware-C
  336    Park Center III Limited Partnership                    Delaware-P
  337    Parkview Apartments Limited Partnership               Illinois-P
  338    Parkview Associates, Inc.                              Florida-C
  339    Parkview at Pembroke Pointe, Inc.                      Florida-C
  340    Parkview Partnership, Ltd.                             Florida-P
  341    Pike Peak Housing Partners, LLC                       Colorado-L
  342    Port Washington Retirement Community, LLC             Wisconsin-L
  343    Prado Apartments, LLLP                                 Florida-P
  344    Rollingcrest, Inc.                                    Delaware-C
  345    San Antonio LP, Inc.                                   Florida-C
  346    Santa Fe Senior Housing Limited Partnership          New Mexico-P
  347    Santa Fe Senior Housing II Limited Partnership       New Mexico-P
  348    Santa Teresa Terrace Limited Partnership             New Mexico-P
  349    Senior Cottages of Apache Junction Limited Partnership  Arizona-P
  350    Snow Cap Housing Partners LLC                          Colorado-L
  351    Solari Housing Partners, LLC                         California-L
  352    Somerset Housing Partners, LLC                       California-L
  353    South Dade Utilities, Inc.                             Florida-C
  354    Springs Development Corporation                        Florida-C
  355    Surrey Row Limited Partnership                          Texas-P
  356    The Dreyfus Interstate Development Corporation        Delaware-C
  357    The Turtle Run Venture, LLP                            Florida-P
  358    Ueno Capital Holdings, Inc.                           Delaware-C
  359    Universal American Realty Corporation                 Delaware-C
  360    Village Green Apartments Limited Partnership          Missouri-P
  361    Vista Del Lago Apartments, Inc                         Florida-C

  362    Vista Ridge Housing Developers, LLC                   Colorado-L
  363    Vista Ridge Housing Limited Partnership               Colorado-P
  364    West Coast Mortgage Holdings, Inc.                     Florida-C
  365    West Lincoln Housing Partners Limited Partnership     Delaware-P
  366    West Lincoln Housing Partners LLC                    California-L
  367    West Valley Housing Partners, LLC                       Utah-L
  368    Willows Housing Partners, LLC                        California-L
  369    Y.K. Kajigaya Property Investment                       Japan